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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 1996
                                                           -------------


                        OCEAN OPTIQUE DISTRIBUTORS, INC.
                        --------------------------------
            (Exact name of registrant as specified in its charter)


             Florida                0-19670            65-0052592
         ---------------            -------            ----------
         (State or other          (Commission          (IRS Employer
         jurisdiction of          File Number)         Identification No.)
         incorporation)


             14250 S.W. 119th Avenue
                  Miami, Florida                            33186
      ---------------------------------------              --------
      (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code (305) 255-3272
                                                         --------------

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Item 5. Other Events
        ------------


        Between June 6, 1996 and June 11, 1996, $231,250 in aggregate principal amount of the 8% Five-Year Convertible Subordinated Debentures of Ocean Optique Distributors, Inc. (the "Company") have been converted into 140,151 shares of the Company's Common Stock. Accordingly, the number of shares of the Company's Common Stock issued and outstanding as of June 11, 1996 was 2,592,725.


                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OCEAN OPTIQUE DISTRIBUTORS, INC.


                                              By: /s/ Kenneth Gordon
                                                  ------------------------------
                                                  Kenneth Gordon,
                                                   Chief Financial Officer


Dated: June 12, 1996


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